UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): July 5, 2006

MTI Technology Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23418	95-3601802
(Commission File Number)	(I.R.S. Employer Identification No.)
17595 Cartwright Road
Irvine, California 92614
(Address of Principal Executive Offices) (Zip Code)
(949) 251-1101
(Registrant’s Telephone Number,
Including Area Code)
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 | Entry into a Material Definitive Agreement.
Item 2.01 | Completion of Acquisition or Disposition of Assets.
Item 2.03 | Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 | Unregistered Sales of Equity Securities.
Item 5.02 | Departure of Directors or Principal Officers; Election of Directors; Appointment of Executive Officers.
Item 9.01 | Financial Statements and Exhibits.
SIGNATURE
Index to Exhibits
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01	Entry into a Material Definitive Agreement.
     As previously reported in a Current Report on Form 8-K filed by MTI Technology Corporation (the “Company”) on June 7, 2006, the Company entered into an Asset Purchase Agreement (the “Agreement”) with Collective Technologies, LLC (“Collective”) on June 6, 2006. The Company and Collective entered into an amendment to the Agreement on June 28, 2006 (“Amendment No. 1”) and a second amendment to the Agreement on July 5, 2006 (“Amendment No. 2”). Amendment No. 1 amends the Agreement to, among other things, update Schedule 8.3(b) of the Agreement relating to the number of shares of restricted stock and options to be granted to former Collective option holders. Amendment No. 2 amends the Agreement to provide that the effective time of the transaction is July 2, 2006. The Agreement was filed as an exhibit to the Company’s Annual Report on Form 10-K for the period ended April 1, 2006, which was filed with the Securities and Exchange Commission on June 30, 2006 and is incorporated herein by reference. Copies of Amendment No. 1 and Amendment No. 2 are filed herewith and incorporated herein by reference.
     On July 5, 2006, in connection with the closing of the transaction with Collective, as discussed below, the Company entered into an employment agreement with Edward C. Ateyeh, Jr. (the “Employment Agreement”) pursuant to which Mr. Ateyeh will serve as Executive Vice President of the Company and President of the Company’s services division. Under the Employment Agreement, which is filed herewith and incorporated herein by reference, Mr. Ateyeh will receive a salary of $300,000 per year and will be eligible to receive a cash bonus of up to $100,000 per year. In addition, Mr. Ateyeh will receive 300,000 shares of restricted stock and options to purchase 300,000 shares of the Company’s common stock, in each case upon compliance with applicable federal and state securities laws. The Company and Mr. Ateyeh also entered into an Indemnification Agreement, a form of which was previously filed with the Securities and Exchange Commission on July 11, 2003 as an exhibit to the Company’s Annual Report on Form 10-K for the year ended April 5, 2003, and a Change of Control Agreement, a form of which was previously filed with the Securities and Exchange Commission on February 13, 2006 as an exhibit to the Company’s Current Report on Form 8-K.
     Mr. Ateyeh, 53, served as President of Collective from May 1994 to July 2006 and as Executive Vice President of Pencom Systems Incorporated, the parent company of Collective, from January 1977 to the present. Collective was a provider of enterprise-class IT infrastructure solutions prior to the closing of the acquisition of its assets and liabilities by the Company on July 5, 2006. They provided these services to a diverse clientele that included hundreds direct customers as well as several large OEM partners such as EMC, Dell, Symantec and Microsoft. From its founding in 1994 by Mr. Ateyeh, Collective focused on building and providing the server and storage infrastructure necessary to support the complex and critical applications that enterprise customers depend upon for running their businesses.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     On July 5, 2006, the Company closed the acquisition of assets and liabilities from Collective. Pursuant to the Agreement, the Company has acquired specified assets and liabilities of Collective for a purchase price consisting of:

•	$6,000,000 in cash;

•	notes in the aggregate principal amount of $2,000,000 bearing interest at 5% and due in 12 quarterly payments beginning 90 days after closing (the “Notes”);

•	2,272,727 shares of Company common stock;

•	warrants to purchase 1,000,000 shares of Company common stock at an exercise price of $1.32 per share; and

•	assumption of certain liabilities.
     The shares issued as consideration in the transaction are subject to a 12 month lock-up agreement and have piggyback registration rights. Pursuant to the terms of the Notes, payments under the Notes may be accelerated in the event of default and upon the termination of Mr. Ateyeh’s employment without cause and for good reason. The Company common stock and warrants issued in connection with the transaction were issued pursuant to the exemptions from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D.
     Mr. Ateyeh is a stockholder in Pencom Systems Incorporated (“Pencom”), the sole member of Collective. As a result of his ownership interest in Pencom, Mr. Ateyeh received, through a distribution by Collective of the consideration it received in the acquisition and a subsequent distribution by Pencom to its stockholders, a note with a principal amount of $581,613, warrants to purchase 300,000 shares of Company common stock and 851,100 shares of Company common stock. In addition, as a stockholder of Pencom, Mr. Ateyeh may have an indirect interest in any other consideration received by Collective in the transaction that has not been distributed to Pencom and its stockholders.
     The Company will also issue up to 282,262 shares of restricted stock and 1,619,138 stock options to former employees of Collective. In addition to these shares of restricted stock and options, the Company will issue 300,000 shares of restricted stock and an option to purchase 300,000 shares of the Company’s common stock to Mr. Ateyeh, as discussed in Item 1.01 above and 150,000 shares of restricted stock to options pursuant to the Company’s employment agreements with Mr. Ateyeh, William Kerley, the former Chief Financial Officer and Chief Operating Officer of Collective and currently the Chief Operating Officer of the Company’s services division, in each case pursuant to their respective employment agreement with the Company and upon compliance with applicable federal and state securities laws, and all valued at fair market value on the date of grant. The Company has filed a Registration Statement on Form S-8 with respect to these securities and is in the process of complying with applicable state securities laws.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The information disclosed under Item 2.01 hereof is incorporated herein by this reference.

Item 3.02	Unregistered Sales of Equity Securities.
     The information disclosed under Item 2.01 hereof is incorporated herein by this reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Executive Officers.
     (c) The information disclosed under Item 1.01 and Item 2.01 hereof is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1 to Asset Purchase Agreement, dated June 28, 2006, by and among the Company, Collective and Pencom

2.2	Amendment No. 2 to Asset Purchase Agreement, dated July 5, 2006, by and among the Company, Collective and Pencom

4.1	Form of Common Stock Purchase Warrant

4.2	Registration Rights Agreement, dated July 5, 2006, by and between the Company and Collective

10.1	Form of Promissory Note

10.2	Employment Agreement, dated July 5, 2006, by and between the Company and Edward C. Ateyeh, Jr.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTI TECHNOLOGY CORPORATION
Date: July 11, 2006	By:	/s/ Scott J. Poteracki
Scott J. Poteracki
Executive Vice President, Chief Financial Officer and Secretary

Index to Exhibits

Exhibit No.	Description

2.1	Amendment No. 1 to Asset Purchase Agreement, dated June 28, 2006, by and among the Company, Collective and Pencom

2.2	Amendment No. 2 to Asset Purchase Agreement, dated July 5, 2006, by and among the Company, Collective and Pencom

4.1	Form of Common Stock Purchase Warrant

4.2	Registration Rights Agreement, dated July 5, 2006, by and between the Company and Collective

10.1	Form of Promissory Note

10.2	Employment Agreement, dated July 5, 2006, by and between the Company and Edward C. Ateyeh, Jr.